7
DOCSDC1:218874.1
                                                                  CONFORMED COPY

                        DELEGATION OF SERVICING AGREEMENT
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     THIS  DELEGATION  OF  SERVICING AGREEMENT is made as of July 16, 2005 (this
"Agreement"),  between  Bank  of America, National Association (USA), a national
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banking  association  (the  "Servicer")  and  Banc  of  America  Card  Servicing
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Corporation,  an  Arizona  corporation  (the  "Subservicer").
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                                    RECITALS
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     WHEREAS,  Bank  of  America,  National Association (USA) in its capacity as
Servicer  and  in  its  capacity  as  a  Transferor  (in such latter capacity, a
"Transferor")  is  a  party  to the Pooling and Servicing Agreement, dated as of
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July 19, 1996 (as the same may be amended, modified or supplemented, the "Master
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Pooling  and Servicing Agreement"), among the Transferor, the Servicer, and U.S.
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Bank National Association (formerly known as First Bank National Association) as
Trustee  (the  "Trustee");  and
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WHEREAS,  the  Transferor,  the  Servicer and the Trustee are parties to certain series supplements to the Master Pooling and Servicing Agreement described on Annex I attached hereto (collectively, the "Series Supplements", and the Master
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Pooling  and  Servicing Agreement as supplemented by the Series Supplements, the
"Pooling  and  Servicing  Agreement");  and
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WHEREAS,  pursuant  to  the  Pooling  and  Servicing Agreement, the Servicer has
agreed to service and administer, or cause to be serviced and administered, the Receivables (as such term is defined in the Pooling and Servicing Agreement) in the BA Master Credit Card Trust (the "Trust"), along with assuming certain other
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obligations  relating  to  the  Trust;  and
WHEREAS, subject to the terms and conditions of this Agreement, the Servicer desires to delegate to the Subservicer the obligations of such servicing functions relating to the Receivables and certain of the other obligations of the Servicer under the Pooling and Servicing Agreement; and
WHEREAS, the Subservicer desires to accept such delegation and the rights, powers, duties, and obligations set forth in this Agreement.
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Servicer and the Subservicer hereby agree as follows:
1.     Definitions.  Capitalized  terms  used  herein  and not otherwise defined
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shall have the meanings set forth in the Pooling and Servicing Agreement, a copy of  which  has  been  delivered  by  the  Servicer  to  the  Subservicer.
2.     Engagement  of  the  Subservicer. Pursuant to Section 8.07 of the Pooling
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and Servicing Agreement, the Servicer hereby delegates to the Subservicer all of the obligations and duties of the Servicer under the Pooling and Servicing Agreement as the Servicer shall identify to the Subservicer along with any and all rights and powers of the Servicer necessary to such delegation; provided that the right to receive the Servicing Fee is a right of the Servicer that is not delegated hereunder. The Subservicer hereby accepts such delegation of obligations, duties, rights and powers.
3.     Subservicing  Fees.   (a)  As  compensation for accepting such delegation
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of  servicing  in  accordance with this Agreement, the Servicer shall pay to the
Subservicer, in immediately available funds on each Distribution Date, a subservicing fee in an amount equal to one-twelfth of the product of (i) 2.0% and (ii) the average amount of Principal Receivables during the prior Monthly Period (the "Subservicing Fee"). The Subservicing Fee may be adjusted from time
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to  time  to  reflect  such factors as the Servicer and the Subservicer mutually agree will result in a Subservicing Fee determined to be fair consideration for the subservicing and administrative obligations delegated to and performed by the Subservicer.
     (b) Payment of the Subservicing Fee shall be independent of, and shall not be conditioned in any way on, the receipt by the Servicer of the Servicing Fee under the Pooling and Servicing Agreement.
4.     Duties  of  the  Subservicer.   (a)  The Subservicer shall perform all of
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the  duties  of the Servicer under the Pooling and Servicing Agreement which the
Servicer shall request that the Subservicer perform. In connection with such performance, the Subservicer shall, as agent for the Servicer, take all actions reasonably requested by the Servicer to subservice and administer the applicable
     Receivables, to collect and deposit into the Collection Account payments due under such Receivables and to charge-off as uncollectible such Receivables, in each case in accordance with the Pooling and Servicing Agreement, the applicable Credit Card Agreements, the applicable Credit Card Guidelines, and the Subservicer's customary and usual servicing procedures for servicing credit or charge receivables comparable to such Receivables. As agent for the Servicer, the Subservicer shall have full power and authority, acting alone or through the Servicer, to do any and all things in connection with such subservicing and administration which it may deem necessary or desirable and which is permitted of the Servicer under the Pooling and Servicing Agreement.
     (b) The Subservicer shall not be obligated to use separate servicing procedures, offices, employees, or accounts for any of its duties hereunder including subservicing the applicable Receivables from the procedures, offices, employees, and accounts used by the Subservicer in connection with its other activities including servicing other comparable receivables. The Subservicer may commingle Collections on the applicable Receivables to the extent permitted of the Servicer under the Pooling and Servicing Agreement.
(c) The Servicer shall furnish the Subservicer with any files, records, or documents necessary or appropriate to enable the Subservicer to carry out its subservicing and administrative duties hereunder. The Subservicer shall furnish the Servicer with any files, records, or documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under the Pooling and Servicing Agreement.
(d) The Subservicer shall pay out of its own funds, without reimbursement, all expenses incurred in connection with its subservicing activities hereunder.
(e) The Subservicer shall duly satisfy all obligations on its part to be fulfilled under or in connection with each applicable Receivable and the related Account, will maintain in effect all qualifications required under Requirements of Law in order to subservice properly each applicable Receivable and the related Account, and will comply in all material respects with all other Requirements of Law in connection with subservicing each applicable Receivable and the related Account, the failure to comply with which would have a material adverse effect on Certificateholders or the Trust.
(f) The Subservicer shall not authorize any rescission or cancellation of any Receivable except in accordance with the applicable Credit Card Guidelines or as ordered by a court of competent jurisdiction or other Governmental Authority.
(g)     The  Subservicer  shall  not  take any action which, or omit to take any action the omission of which, would impair the rights of the Trustee in any Receivable. The Subservicer shall not reschedule, revise, or defer payments due on any Receivable except in accordance with the applicable Credit Card Guidelines, nor shall it sell any assets then held by the Trust, except as may be provided by the terms of the Pooling and Servicing Agreement.
(h) Except in connection with its enforcement or collection of an Account, the Subservicer shall not take any action to cause any Receivable to be evidenced by any instrument or chattel paper (as defined in the UCC).
(i) As reasonably requested by the Servicer, the Subservicer shall (i) furnish the Servicer with true and complete copies of all reports, statements, certificates, notices, and other documents received or generated by the Subservicer in connection with its duties hereunder and (ii) cooperate with the Servicer in taking any and all actions which the Servicer deems necessary in order for it to satisfactorily perform its obligations under the Pooling and Servicing Agreement. Nothing in this Agreement shall be construed as granting to the Subservicer any right or power with respect to the Receivables that is more expansive than that granted to the Servicer under the Pooling and Servicing Agreement.
5.     Reimbursement  of  the  Servicer.  The  Subservicer  shall  reimburse the
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Servicer  for  any  loss arising from a claim or demand (including any claim for damages  and  any  demand  to  accept an assignment of Receivables) that is made against the Servicer under the Pooling and Servicing Agreement and that arises from the Subservicer's misconduct, negligence, or failure to abide by the terms of this Agreement (including the provisions of the Pooling and Servicing Agreement applicable to the Servicer).
6.     Representations,  Warranties,  and Covenants of the Parties.  Each party,
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for  and  as  to  itself  only,  hereby  makes  the  following  representations, warranties,  and  covenants  for  the  benefit  of  the  other  parties:
     (a) Such party is and will remain a legal entity duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. Such party has, in all material respects, full power and authority to own its properties and conduct its business as presently owned or conducted. Such party has and will have, in all material respects, full power and authority to execute, deliver, and perform its obligations under this Agreement.
(b) Such party is and will remain duly qualified to do business, is and will remain in good standing as a foreign entity (or is exempt from such requirements), and has obtained and will retain all necessary licenses and approvals, in each jurisdiction in which its obligations under this Agreement require such qualification, except where the failure to so qualify or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations under this Agreement.
(c) Such party's execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of such party.
(d) This Agreement constitutes a legal, valid, and binding obligation of such party, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or other similar laws affecting creditors' rights generally (or with respect to the Servicer, the rights of creditors of national banking associations) or by general principles of equity.
(e) The execution and delivery of this Agreement by such party, and the performance by such party of the transactions contemplated by this Agreement, and the fulfillment by such party of the terms hereof and thereof applicable to such party, will not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which such party is a party or by which it or its properties are bound.
(f) The execution and delivery of this Agreement by such party, the performance by such party of the transactions contemplated by this Agreement, and the fulfillment by such party of the terms hereof and thereof applicable to such party, will not conflict with or violate any Requirements of Law applicable to such party.
(g) There are no proceedings or investigations pending or, to the best knowledge of such party, threatened against such party before any Governmental Authority seeking to prevent the consummation of any of the transactions contemplated by this Agreement or seeking any determination or ruling that, in the reasonable judgment of such party, would materially and adversely affect the performance by such party of its obligations under this Agreement.
(h) All authorizations, consents, orders, or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected, or given by such party in connection with the execution and delivery of this Agreement by such party, and the performance of the transactions contemplated by this Agreement by such party, have been duly obtained, effected, or given and are and will remain in full force and effect.
7.     Resignation  or  Termination  of  the  Subservicer.  The  Subservicer may
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resign  at  any time upon at least 45-days prior written notice to the Servicer.
The Servicer may terminate the Subservicer at any time upon at least 45-days prior written notice to the Subservicer. The Servicer also may terminate the Subservicer at any time without prior notice if (i) the Subservicer fails to perform its obligations hereunder, as determined by the Servicer or (ii) any event occurs which materially and adversely affects the ability of the Subservicer or the Servicer to collect the applicable Receivables, the ability of the Subservicer to perform its obligations hereunder, or the ability of the Servicer to perform its obligations under the Pooling and Servicing Agreement.
8.     Term.  Except  as provided in Section 7 of this Agreement, this Agreement
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shall continue in full force and effect until the earlier of (i) the termination of the Servicer under the Pooling and Servicing Agreement or (ii) the termination of the Pooling and Servicing Agreement.
9.     Notices.  All  notices,  requests,  and other communications permitted or
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required  hereunder  shall  be  in  writing and shall be delivered personally or mailed by certified mail, postage prepaid and return receipt requested, or by telex or facsimile as follows:
If  to  the  Servicer,  addressed  to:
     Bank  of  America,  National  Association  (USA)
101  N.  Tryon  Street,  8th  Floor
Charlotte,  North  Carolina  28255
     Attn:  Jon  Hayes  (facsimile  no.  (704)  386-9936),
with  a  copy  to:
     Bank  of  America  Corporation
100  N.  Tryon  Street,  20th  Floor
Charlotte,  North  Carolina  28255
Attn:  David  Rich,  Assistant  General  Counsel (facsimile no. (704) 386-0181),

     If  to  the  Subservicer,  addressed  to:
Banc  of  America  Card  Servicing  Corporation
     101  N.  Tryon  Street,  8th  Floor
Charlotte,  North  Carolina  28255-0001
     Attn:  Jon  Hayes  (facsimile  no.  (704)  386-9936),
     with  a  copy  to:
     Bank  of  America  Corporation
100  N.  Tryon  Street,  20th  Floor
Charlotte,  North  Carolina  28255
     Attn: David Rich, Assistant General Counsel (facsimile no. (704) 386-0181) or to such other place within the United States of America as any party may designate as to itself by written notice to the other parties. All notices given by personal delivery or mail shall be effective on the date of actual receipt at the appropriate address. Notice given by telex or facsimile shall be effective upon actual receipt if received during the recipient's normal business hours or the beginning of the next business day after receipt if received after the recipient's normal business hours.
10.     Non-Petition  Covenant.  Each of the Servicer and the Subservicer hereby
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covenants  and  agrees  that  it  will  not  at  any  time institute against any
Transferor, or join in instituting against any Transferor, any case or proceeding under the United States Bankruptcy Code or any other bankruptcy, insolvency, or similar law.
11.     Successors  and Assigns.  This Agreement shall be binding on the parties
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hereto  and their respective successors and assigns; provided, however, that the
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Subservicer  may  not  assign  any  of  its rights or delegate any of its duties hereunder  without  the  prior  written  consent  of  the  Servicer.
12.     Severability.  The  provisions  of  this  Agreement  are  intended to be
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severable.  If  any  provision  of  this  Agreement  shall  be  held  invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions hereof in any jurisdiction.
13.     Counterparts.  This  Agreement  may  be  executed  in  any  number  of
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counterparts,  all  of  which  taken  together shall constitute one and the same
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instrument,  and any of the parties hereto may execute this Agreement by signing any  such  counterpart.
14.     GOVERNING  LAW.  THIS  AGREEMENT  SHALL  BE  GOVERNED  AND  CONSTRUED IN
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ACCORDANCE  WITH  THE  LAWS  OF  THE  STATE  OF  NEW YORK, WITHOUT REGARD TO ITS
CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
15.     Captions.  The  captions  in  this  Agreement  are  for  convenience  of
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reference  only  and  shall  not  define or limit any of the terms or provisions hereof.
16.     Entire  Agreement;  Amendments;  Waiver.  This Agreement constitutes the
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entire  agreement  of  the  parties  on  the subject matter addressed herein and supersedes any other agreement of the parties on such subject matter. This Agreement may not be amended, and no rights hereunder may be waived, except by a written document signed by the duly authorized representatives of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

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
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BANK  OF  AMERICA,  NATIONAL  ASSOCIATION  (USA)


By:     /s/  JON  HAYES
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        Name:  Jon  Hayes
        Title:  Vice  President


BANC  OF  AMERICA  CARD  SERVICING  CORPORATION


By:     /s/  GREG  HOBBY
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President     Name:  Greg  Hobby
        Title:  Senior  Vice



                                                                      ANNEX I TO
                                               DELEGATION OF SERVICING AGREEMENT

1. Series 1999-C Supplement to Pooling and Servicing Agreement, dated as of July 28, 1999, between Bank of America, National Association (USA), as Transferor and Servicer and U.S. Bank National Association (formerly known as First Bank National Association).

2. Series 2001-A Supplement to Pooling and Servicing Agreement, dated as of June 7, 2001, between Bank of America, National Association (USA), as Transferor and Servicer and U.S. Bank National Association (formerly known as First Bank National Association).